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                U.S. SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.

                              FORM 8-K

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                             April 1, 1998
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            Date of Report (date of earliest event reported)

                         POWERHOUSE RESOURCES, INC.
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          Exact Name of Registrant as Specified in its Charter

         Colorado                  0-11546               84-0832977
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State or Other Jurisdiction    Commission File     IRS Employer Identifi-
     of Incorporation               Number              cation Number

    1764 Platte Street, Suite 200 (River Side), Denver, Colorado 80203
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        Address of Principal Executive Offices, Including Zip Code

                             (303) 964-9156
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             Registrant's Telephone Number, Including Area Code

           1624 Market Street, Suite 303, Denver, Colorado 80202
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        Former Name or Former Address, if Changed Since Last Report
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ITEM 5.  OTHER EVENTS

     The Registrant reports that Mr. Selim Rahman, a resident of England, resigned as a Director on August 16, 1997. Mr. Paul Simms, a resident of England, resigned as a director on October 21, 1997 and Mr. Anil Kumar, a resident of England, was elected Chairman of the Board of Directors on July 10, 1997. Mr. Phil Doyle, a resident of the United States, previously resigned as a Director on December 17, 1996.

                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   POWERHOUSE RESOURCES, INC.

Dated:  April 1, 1998              By:  /s/ Dennis C. Dowd
                                         Dennis C. Dowd, President